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                                   SUPPLEMENT
                            DATED OCTOBER 4, 2004 TO
       HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA SHARES DATED MAY 1, 2004
         (INVESTMENT OPTIONS WITHIN FORTIS VARIABLE INSURANCE PRODUCTS)


       THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED SEPTEMBER 30, 2004 TO HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA SHARES DATED MAY 3, 2004
         (INVESTMENT OPTIONS WITHIN FORTIS VARIABLE INSURANCE PRODUCTS)


     Effective October 1, 2004, the Board of Directors has terminated The Dreyfus Corporation as sub-adviser to the Hartford MidCap Stock HLS Fund (the "MidCap Fund") and approved an investment sub-advisory agreement between Northern Capital Management, LLC ("Northern") and HL Investment Advisors, LLC ("HL Advisors") for the MidCap Fund. Effective October 1, 2004, Northern will serve as the investment sub-adviser to the MidCap Fund.

     Northern, a Delaware limited liability company, is a professional investment management firm providing investment advisory services to institutional and individual investors. As of September 15, 2004, Northern had investment management authority over $1.96 billion in assets. Northern is principally located at 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717. Daniel T. Murphy and Brian A. Hellmer are co-Portfolio Managers for the MidCap Fund.

     Mr. Murphy has served as President and Chief Investment Officer since joining Northern in 1995. He is co-head of Northern's portfolio management team and is a member of the Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions. Mr. Hellmer has served as Senior Vice President and Director of Research since joining Northern in 1996. He is also a member of the firm's Investment Committee and, along with Mr. Murphy, is co-head of Northern's portfolio management team.